UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2017 (May 16, 2017)

CYBERSPACE VITA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Cond. Madrid Suite 304, 1760 Loiza Street
San Juan, Puerto Rico 00911

(Address of principal executive offices) (zip code)

(787) 641-8447

(Registrant’s telephone number, including area code)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 18, 2017, the Board of Directors (the “Board”) of Cyberspace Vita, Inc. (the “Company”) dismissed Paritz & Company, P.A. (“Paritz”) as the registered independent public accounting firm. Also on May 18, 2017, the Board approved the engagement of Turner, Stone & Company (“Turner Stone”) as the Company’s independent registered public accounting firm, effectively immediately.

Other than the disclosure of an uncertainty regarding the ability of the Company to continue as a going concern which was included in Paritz’s report on our financial statements for the years ended December 31, 2016 and December 31, 2015, Paritz’s reports on the financial statements of the Company for the years ended December 31, 2016 and December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years, the subsequent interim period preceding Paritz’s dismissal, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with Paritz on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of the disagreement(s) in its reports on the consolidated financial statements of the Company; and (ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Paritz with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that Paritz furnish it with a letter addressed to the Commission stating whether it agrees with the statements made above. A copy of Paritz’s letter, dated May 22, 2017, is attached herewith as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of Turner Stone, the Company did not consult with Turner Stone regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Turner Stone concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 5.02 Departure of Directors and Principal Officers, Election of Directors, Appointment of Principal Officers

On May 16, 2017, the Board appointed Thomas Gingerich to the position of Secretary, effective immediately. Mr. Gingerich also serves as Chief Financial Officer, and will continue to serve in such capacity.

Mr. Gingerich, 56, joined the Company as Chief Financial Officer on May 11, 2017. He has 33 years of accounting experience in public and private practice, specializing in tax compliance, structures and tax planning. He is a former Partner at Lain, Faulkner & Co, PC specializing in forensic accounting. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

There is no arrangement or understanding with any person pursuant to which Mr. Firestone was selected as Secretary, and there are no family relationships between Mr. Firestone and any director or executive officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Paritz & Company, P.A. to the Securities and Exchange Commission, dated May 22, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERSPACE VITA, INC.

Dated: May 22, 2017	By:	/s/ Leslie Ball
	Name:	Leslie Ball
	Title:	Chief Executive Officer

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